UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): December 18, 2006

HANDHELD ENTERTAINMENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32985	98-0430675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 Bryant Street, Suite 403 San Francisco, CA	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 495-6470

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

On December 18, 2006, Handheld Entertainment, Inc. (the “Company”) announced the acquisition of certain assets from Scott John Paul Worsnop (“Worsnop”), including all of the business and assets relating to the YourDailyMedia.com website (the “Acquired Assets”), pursuant to an Asset Purchase Agreement, dated as of December 18, 2006, by and betweeen the Company and Worsnop.

The audited financial statements of the Acquired Assets for the year ended December 31, 2005, and the report of Salberg & Company P.A. the independent registered public accounting firm relating to such financial statements, the unaudited financial statements of the Acquired Assets for the nine months ended September 30, 2006 and 2005 and the unaudited pro forma condensed combined consolidated financial statements of the Company and the Acquired Assets for the year ended December 31, 2005 and the nine months ended September 30, 2006, are filed herewith as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, as an amendment to the Company’s Current Report on Form 8-K filed on December 19, 2006, pursuant to Item 9.01(a)(4) of Form 8-K.

The unaudited pro forma condensed combined consolidated financial statements are not necessarily indicative of the results that actually would have been attained if the acquisition had been in effect on the dates indicated or which may be attained in the future. Such statements should be read in conjunction with the historical financial statements of the Company and the Acquired Assets.

Exhibit No.	Description

99.1	Audited Financial Statements for the Acquired Assets as of December 31, 2005 and for the period March 19, 2005 (inception) to December 31, 2005.
99.2	Unaudited Financial Statements for the Acquired Assets as of and for the nine months ended September 30, 2006 and 2005.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the the nine months ended September 30, 2006 and for the year ended December 31, 2005 for the Company and the Acquired Assets

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDHELD ENTERTAINMENT, INC.

Dated: March 5, 2007	By:	/s/ Jeff Oscodar

Name: Jeff Oscodar Title: President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Financial Statements for the Acquired Assets as of December 31, 2005 and for the period March 19, 2005 (inception) to December 31, 2005.
99.2	Unaudited Financial Statements for the Acquired Assets as of and for the nine months ended September 30, 2006 and 2005.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the the nine months ended September 30, 2006 and for the year ended December 31, 2005 for the Company and the Acquired Assets